Exhibit 16(b)
GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Ashok N. Bakhru, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara and John M. Perlowski, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: December 13, 2006

/s/ Ashok N. Bakhru Ashok N. Bakhru

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, John P. Coblentz, Jr., hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara and John M. Perlowski, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: December 13, 2006

/s/ John P. Coblentz, Jr. John P. Coblentz, Jr.

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Patrick T. Harker, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara and John M. Perlowski, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: December 13, 2006

/s/ Patrick T. Harker Patrick T. Harker

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, John M. Perlowski, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick and James A. McNamara, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: December 13, 2006

/s/ John M. Perlowski John M. Perlowski

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Mary Patterson McPherson, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara and John M. Perlowski, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: December 13, 2006

/s/ Mary Patterson McPherson Mary Patterson McPherson

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Alan A. Shuch, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara and John M. Perlowski, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: December 14, 2006

/s/Alan A. Shuch Alan A. Shuch

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Kaysie P. Uniacke, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara and John M. Perlowski, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated:  December 13, 2006

/s/ Kaysie P. Uniacke Kaysie P. Uniacke

GOLDMAN SACHS TRUST
(a Delaware Statutory Trust)
Power of Attorney
Know All Men By These Presents, that the undersigned, Richard P. Strubel, hereby constitutes and appoints Peter Bonanno, James A. Fitzpatrick, James A. McNamara and John M. Perlowski, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statements on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 of Goldman Sachs Trust and any and all amendments to such Registration Statements, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: December 13, 2006

/s/ Richard P. Strubel Richard P. Strubel